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                                  EXHIBIT 99.2

                                  CERTIFICATION

         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of North American Technologies Group, Inc. (the "Company"), hereby certifies that, to the best of my knowledge, the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002, (the "Report") fully complies with the requirements of
Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kevin C. Maddox                                    Dated:  March 25, 2003
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Kevin C. Maddox
Chief Financial Officer

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